UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2022
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CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

780 Johnson Ferry Road NE, Suite 500	Atlanta	GA	30342
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0000001 per share	CMLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2022, the Board of Directors (the “Board”) of Cumulus Media Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Deborah A. Farrington to serve as a director, effective August 19, 2022. With Ms. Farrington's appointment, the Board is now comprised of seven members. In addition, the Board has appointed Ms. Farrington to the Audit Committee of the Board, effective August 19, 2022. Ms. Farrington, who satisfies the independence requirements of Nasdaq Stock Market and the Securities and Exchange Commission (the “SEC”) rules, will serve for an initial term to expire concurrently with the terms of the other members of the Board at the Company’s 2023 annual meeting of stockholders, and until her successor is duly elected and qualified.

There are no arrangements or understandings between Ms. Farrington and any other persons pursuant to which Ms. Farrington was appointed as a director, and Ms. Farrington is not a party to any transaction with the Company reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933. Ms. Farrington’s compensation will be consistent with other non-employee members of the Board, which is described in the Company’s Proxy Statement on Schedule 14A filed with the SEC on March 28, 2022, and as may be amended from time to time by the Board.

Item 7.01.Regulation FD Disclosure.

On August 22, 2022, the Company issued a press release announcing the appointment of Ms. Farrington to the Board, as described under Item 5.02, above. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information included in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	August 22, 2022